===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ----------

                       March 6, 1998 (February 24, 1998)
              (Date of Report (date of earliest event reported))

                              CENDANT CORPORATION
            (Exact name of Registrant as specified in its charter)

           DELAWARE                  1-10308           06-0918165
  (State or other jurisdiction     (Commission      (I.R.S. Employer
of incorporation or organization)    File No.)    Identification Number)

             6 SYLVAN WAY
         PARSIPPANY, NEW JERSEY                           07054
(Address of principal executive office)                (Zip Code)

                                (973) 428-9700
             (Registrant's telephone number, including area code)

                                     None
      (Former name, former address and former fiscal year if applicable)

ITEM 5. OTHER EVENTS

     On March 2, 1998, Cendant Corporation (the "Company") completed a public offering of 29,900,000 FELINE PRIDES(SM) (consisting of "Income PRIDES"(SM) and "Growth PRIDES"(SM)) and 2,300,000 6.45% Trust Originated Preferred Securities (the "Trust Preferred Securities"). Initially, 27,600,000 Trust Preferred Securities were held as a component of the FELINE PRIDES. The FELINE
PRIDES initially consist of (A) 27,600,000 units (referred to as "Income PRIDES") with a stated amount per Income PRIDES of $50 (the "Stated Amount") and (B) 2,300,000 units (referred to as "Growth PRIDES") with a face amount per Growth PRIDES equal to the Stated Amount. Each Income PRIDES initially consists of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder will purchase from the Company on February 16, 2001 (The "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of newly issued shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company, and (ii) the Company will pay the holder unsecured contract adjustment payments ("Contract Adjustment Payments") at the rate of 1.05% of the Stated Amount per annum and (b) beneficial ownership of a Trust Preferred Security. Each Growth PRIDES initially consists of a unit comprised of (a) a Purchase Contract under which
(i) the holder will purchase from the Company on the Purchase Contract Settlement Date, for an amount in cash equal to the Stated Amount, a number of newly issued shares of Common Stock of the Company, and (ii) the Company will pay the holder Contract Adjustment Payments, at the rate of 1.3% of the Stated Amount per annum and (b) a 1/20 undivided beneficial interest in a U.S. Treasury Security in an amount equal to $1,000 payable on February 15, 2001. The Company will, directly or indirectly, own all of the common securities of the Trust (the "Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") representing undivided beneficial interests in the assets of the Trust. The Trust exists for the sole purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of debentures of the Company due February 16, 2003 and initially bearing interest at 6.45% per annum (the "Debentures").

      The ability of the Trust to pay distributions on the Trust Preferred Securities will be solely dependent on the receipt of interest payments from the Company on the Debentures. The Company will have the right at any time, and from time to time, to defer interest payments on the Debentures for successive extension periods (the "Extension Periods") limited, in the aggregate, to a period not extending beyond the maturity date of the Debentures. During any such Extension Period, (a) the Company shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of capital stock of the Company in connection with the satisfaction by the Company of its obligations under any employee or agent benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security outstanding on the date of such event requiring the Company to purchase capital stock of the Company, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) dividends or distributions in capital stock of the Company (or rights to acquire capital stock) or repurchases or redemptions of capital stock solely from the issuance or exchange of capital stock or (v) redemptions or repurchases of any rights outstanding under a shareholder rights plan), (b) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank junior to the Debentures and (c) the Company shall not make any guarantee payments with respect to the foregoing (other than payments pursuant to the guarantees of the Trust Preferred Securities and the Common Securities). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period; provided, that such Extension Period may not extend beyond the stated maturity of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period subject to the above requirements.



(SM) Service Mark of Merrill Lynch & Co., Inc.

ITEM 7. EXHIBITS

Exhibit
  No.        Description
-------      -----------
  1.1        Underwriting Agreement dated February 24, 1998, among Cendant
             Corporation, Cendant Capital I, Merrill Lynch & Co., Merrill
             Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities
             Inc.

  4.1 Amended and Restated Declaration of Trust of Cendant Capital I, dated February 24, 1998.

  4.2 Preferred Securities Guarantee Agreement, dated March 2, 1998, between Cendant Corporation and Wilmington Trust Company.

  4.3 Purchase Contract Agreement (including as Exhibit A the form of the Income PRIDES and as Exhibit B the form of the Growth PRIDES), dated as of March 2, 1998, between Cendant Corporation and The First National Bank of Chicago.

  4.4 Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York as Trustee.

  4.5 First Supplemental Indenture, dated February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York as Trustee.

  4.6 Remarketing Agreement, dated March 2, 1998 among Cendant Corporation, Cendant Capital I, The First National Bank of Chicago, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  5.1 Opinion of Eric J. Bock regarding the legality of the Securities registered in the Registration Statement on Form S-3 of Cendant Corporation as filed with the Commission on January 29, 1998, and subsequently amended (File no. 333-45227).

  5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Securities of the Cendant Trusts registered in the Registration Statement on Form S-3 of Cendant Corporation as filed with the Commission on January 29, 1998, and subsequently amended (File no. 333-45227).

  8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to tax matters in connection with the Registration Statement on Form S-3 of Cendant Corporation as filed with the Commission on January 29, 1998, and subsequently amended (File No. 333-45227).

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENDANT CORPORATION

                                        BY: /s/ James E. Buckman
                                            James E. Buckman
                                            Senior Executive Vice President
                                            and General Counsel


Date:  March 6, 1998

                               CENDANT CORPORATION
                          CURRENT REPORT ON FORM 8-K
              REPORTED DATED MARCH 6, 1998 (FEBRUARY 24, 1998)

                                 EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
    1.1       Underwriting Agreement dated February 24, 1998, among Cendant
              Corporation, Cendant Capital I, Merrill Lynch & Co., Merrill
              Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities
              Inc.

    4.1 Amended and Restated Declaration of Trust of Cendant Capital I, dated February 24, 1998.

    4.2 Preferred Securities Guarantee Agreement, dated March 2, 1998, between Cendant Corporation and Wilmington Trust Company.

    4.3 Purchase Contract Agreement (including as Exhibit A the form of the Income PRIDES and as Exhibit B the form of the Growth PRIDES), dated as of March 2, 1998, between Cendant Corporation and The First National Bank of Chicago.

    4.4 Indenture, dated as of February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York as Trustee.

    4.5 First Supplemental Indenture, dated February 24, 1998, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York as Trustee.

    4.6 Remarketing Agreement, dated March 2, 1998 among Cendant Corporation, Cendant Capital I, The First National Bank of Chicago, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

    5.1 Opinion of Eric J. Bock regarding the legality of the Securities registered in the Registration Statement on Form S-3 of Cendant Corporation as filed with the Commission on January 29, 1998, and subsequently amended (File no. 333-45227).

    5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Securities of the Cendant Trusts registered in the Registration Statement on Form S-3 of Cendant Corporation as filed with the Commission on January 29, 1998, and subsequently amended (File no. 333-45227).

    8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to tax matters in connection with the Registration Statement on Form S-3 of Cendant Corporation as filed with the Commission on January 29, 1998, and subsequently amended (File No. 333-45227).